--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ---------------------


                                   FORM 8-K/A


                               (AMENDMENT NO. 2)


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: MARCH 29, 1999

              (DATE OF EARLIEST EVENT REPORTED: DECEMBER 31, 1998)

                         EL PASO TENNESSEE PIPELINE CO.
             (Exact name of registrant as specified in its charter)

           DELAWARE                        1-9864                       76-0233548
 (State or other jurisdiction      (Commission File No.)             (I.R.S. Employer
      of incorporation)                                            Identification No.)

                             ---------------------

                            EL PASO ENERGY BUILDING
                             1001 LOUISIANA STREET
                              HOUSTON, TEXAS 77002
              (Address of principal executive offices) (Zip Code)

                                 (713) 420-2131
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE



     This amendment is being filed for the sole purpose of including the conformed signature that was inadvertently omitted from the EDGAR submission of Amendment No. 1 dated March 15, 1999.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            EL PASO TENNESSEE PIPELINE CO.

                                            By:    /s/ JEFFREY I. BEASON
                                              ----------------------------------
                                                      Jeffrey I. Beason
                                                Vice President and Controller
                                                  (Chief Accounting Officer)


Date: March 15, 1999